Exhibit 10.2

SCYNEXIS, INC.

2009 STOCK OPTION PLAN

ADJUSTED FOR RESERVE STOCK SPLIT: July 17, 2020

1.	Purpose

The purpose of this 2009 Stock Option Plan (the “Plan”) of SCYNEXIS, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” includes the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and other business ventures (including, without limitation, any joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, and individual consultants and advisors (each a “Service Provider”) are eligible to receive options (each, an “Option”) to purchase shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”) under the Plan. Each person who receives an Option under the Plan is deemed a “Participant.”

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan shall be administered by the Board. The Board shall have authority to grant Options and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.	Stock Available for Options.

(a) Subject to adjustment under Section 6, Options may be made under the Plan for up to 103,143 shares of the Common Stock. If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Option shall be added to the number of shares of Common Stock available for the grant of Options under the Plan. However, in the case of Incentive Stock Options

(as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Determination of Number of Shares Available for Grant Under the Plan. The minimum number of shares of Common Stock available for grant under the Plan shall be 13,000. This number shall be increased from time to time as follows: up to an additional 90,142 additional shares of Common Stock shall be available for grant under this 2009 Stock Option Plan, with one share becoming available for grant with respect to each option to purchase one share of Common Stock outstanding (as of the date of adoption of this 2009 Stock Option Plan) under the Company’s prior Scynexis, Inc. Stock Option Plan, as amended, which was adopted in 1999, which is terminated, surrendered or canceled without having been fully exercised. All determinations pursuant to the foregoing clauses shall be made to the nearest whole share, such that no partial shares shall be reserved for grant hereunder.

(c) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the Plan. Substitute Options shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant Options and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option, or portion of an Option, which is not intended to be or fails to qualify as an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. A Participant who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company shall not be eligible for the grant of an Incentive Stock Option unless (i) the exercise price is at least 110% of the Fair Market Value (as defined below) on the date the Option is granted and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date the Option is granted. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 7(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. The term “Fair Market Value” shall mean, as of a given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; or (iii) if the Common Stock is not listed on a national securities exchange or traded in the over-the-counter market, such price as shall be determined by (or in a manner approved by) the Board in good faith and in compliance with applicable provisions of the Code and the regulations issued thereunder.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares of Common Stock for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise as soon as practicable.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) to the extent approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent approved by the Board, in its sole discretion, when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

6.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of securities and exercise price per share of each outstanding Option shall be equitably adjusted by the Company (or substituted Options may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Change in Control

(1) Definition. Unless otherwise specifically provided in an Option agreement, a “Change in Control” shall be deemed to have occurred upon the consummation of a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or stock of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation).

(2) Consequences of a Change in Control on Options. Upon a Change in Control, any then unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Change in Control, which date shall be determined by the Board. Notwithstanding the foregoing, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with a Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option at the time of such Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Board at the time of the grant of the Option. The determination of option comparability under clause (i) above shall be made by the Board, and its determination shall be final, binding and conclusive. The exercise of any Option that was permissible solely by reason of this Section 6(b)(2) shall be conditioned upon the consummation of the Change in Control. The Board may further elect, in its sole discretion to provide that any Options which became exercisable solely by reason of this Section 6(b)(2) and which are not exercised as of the date of the Change in Control shall terminate effective as of the date of the Change in Control.

7.	General Provisions Applicable to Options

(a) Transferability of Options. Except as the Board may otherwise expressly determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Unless otherwise expressly determined by the Board, each Incentive Stock Option shall be evidenced by a Notice of Incentive Stock Option and Incentive Stock Option Agreement substantially in the form attached as Exhibit A, and each Nonstatutory Stock Option shall be evidenced by a Notice of Nonstatutory Stock Option and Nonstatutory Stock Option Agreement substantially in the form attached as Exhibit B. Each Option may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Option may be made alone or in addition or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Option of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Option.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Option. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise of an Option or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Option or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Option.

(1) The Board may amend, modify or terminate any outstanding Option, including but not limited to, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines in good faith that the action, taking into account any related action, would not materially and adversely affect the Participant.

(2) The Board may, without stockholder approval, amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option provided that such amended exercise price is at least equal to the then-current Fair Market Value. The Board may also, without stockholder approval, cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution new Options under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules, regulations or contracts of the Company.

(h) Acceleration. The Board may at any time provide that any Option shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

8.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend or otherwise and the exercise price of and the number of shares subject to such Option are adjusted as of the effective date of the stock dividend or split (rather than as of the record date for such stock dividend or split), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend or split shall be entitled to receive, on the distribution date, the stock dividend or split with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend or split.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Options shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Options previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 8(d) shall apply to, and be binding on the holders of, all Options outstanding under the Plan at the time the amendment is adopted, provided the Board determines in good faith that such amendment does not materially and adversely affect the rights of Participants under the Plan.

(e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Code Section 409A. It is intended that all Options granted hereunder be either exempt from, or issued in compliance with, Code Section 409A. The Company shall have no liability to a Participant, or any other party, if an Option that is intended to be exempt from, or compliant with, Code Section 409A is not so exempt or compliant, or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Options made hereunder shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the State of North Carolina (without reference to conflict of law provisions), as to all other matters.

* * * * * * *

EXHIBIT A

Notice of Incentive Stock Option

and

Incentive Stock Option Agreement

SCYNEXIS, INC.

NOTICE OF INCENTIVE STOCK OPTION

2009 STOCK OPTION PLAN

SCYNEXIS, Inc., a Delaware corporation (the “Company”) grants to the undersigned (the “Participant”) the following incentive stock option to purchase shares (the “Shares”) of the common stock of the Company, par value $0.001 per share (the “Common Stock”), pursuant to the Company’s 2009 Stock Option Plan (the “Plan”):

Participant:	[Participant Name]

Total Number of Shares:	[Number of Shares]

Grant Date:	[Grant Date]

Exercise Price per Share:	$[Exercise Price]

Vesting Commencement Date:	[Vesting Date]

Vesting Schedule:	[Describe Vesting Schedule]

Final Exercise Date:

[Expiration Date]. This Option may expire earlier pursuant to Section 3 of the Incentive Stock Option Agreement if the Participant’s relationship with the Company is terminated or pursuant to Section 6 of the Plan.

This incentive stock option is granted under and governed by the terms and conditions of the Plan and the Incentive Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this incentive stock option, acknowledges receipt of a copy of the Plan and the Incentive Stock Option Agreement, and agrees to the terms thereof.

[PARTICIPANT NAME]	SCYNEXIS, INC.

By:
(Signature)
Name:

Address:	Title:

Date:

10.

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

SCYNEXIS, INC.

INCENTIVE STOCK OPTION AGREEMENT

Granted under 2009 Stock Option Plan

1. Grant of Option.

This Incentive Stock Option Agreement (the “Agreement”) evidences the grant by SCYNEXIS, Inc., a Delaware corporation (the “Company”), on the Grant Date to the Participant, an employee of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Incentive Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). If for any reason the Option, or any portion thereof, does not meet the requirements of Section 422 of the Code, then the Option, or any portion thereof, as necessary, shall be deemed a nonstatutory stock option granted under the Plan. Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2. Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice.

In addition, this Option may vest and become exercisable on an accelerated basis as follows: upon a Change in Control (as defined in the Plan), any then unexercisable portion of this Option shall become immediately exercisable as of a date prior to the Change in Control, which date shall be determined by the Board of Directors of the Company (the “Board”). Notwithstanding the foregoing, this Option shall not so accelerate if and to the extent: (i) this Option is, in connection with a Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) this Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested portion of this Option at the time of such Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to this Option or (iii) the acceleration of this Option is subject to other limitations imposed by the Board at the time of the grant of this Option. The determination of option comparability under clause (i) above shall be made by the Board, and its determination shall be final, binding and conclusive. The exercise of any portion of this Option that was permissible solely by reason of this Paragraph 2(b) shall be conditioned upon the consummation of the Change in Control. The Board may further elect, in its sole discretion to provide that any portion of this Option which became exercisable solely by reason of this Paragraph 2(b) and which is not exercised as of the date of the Change in Control shall terminate effective as of the date of the Change in Control.

3. Exercise of Option.

(a) Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, an employee, officer, director, individual consultant or advisor (a “Service Provider”) to or of the Company or any subsidiary of the Company as defined in Section 424 (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an agreement with the Company that contains an applicable definition of “cause”, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform the Participant’s responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.

4. Restrictions on Transfer; Rights of First Refusal.

(a) Bylaws. The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, all restrictions on transfer and rights of first refusal described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

(b) Legend. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer and/or voting of the Company securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company, a copy of which is on file in, and may be examined at, the principal office of the Company”

(c) Agreement in Connection with Public Offering. The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

(d) The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 5.

5. Tax Matters.

(a) Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Participant shall immediately notify the Company in writing of such disposition and shall timely satisfy all resulting tax obligations and shall hold the Company harmless with respect to any such tax obligations.

(c) Code Section 409A. The Exercise Price is intended to be the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

(d) Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

(e) Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

6. Entire Agreement; Governing Law. The Plan and the accompanying Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the State of North Carolina (without reference to conflict of law provisions), as to all other matters.

7. Amendment. Except as set forth in Section 6(c), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

8. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

* * *

Exhibit A

SCYNEXIS, INC.

NOTICE OF INCENTIVE STOCK OPTION EXERCISE

2009 STOCK OPTION PLAN

The undersigned (the “Participant”) has previously been awarded an incentive stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of SCYNEXIS, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2009 Stock Option Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:
Name:	Grant Date:
Address:	Exercise Price Per Share:	$
Taxpayer ID #:	Total Shares Covered by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:

Aggregate Exercise Price:	$

Form of Payment (check all that apply):	Check for $ made payable to “SCYNEXIS, Inc.”
Cash in the amount of $
Please register the Shares in my name as follows:
(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

1. The Participant hereby represents and warrants to the Company that, as of the date hereof:

2. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

3. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

4. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

5. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

6. I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

7. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

8. I acknowledge that the Shares remain subject to the Company’s right of first refusal in the Bylaws and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

9. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months or one year (depending on whether the Company is subject to the reporting obligations of the Securities Exchange Act of 1934, as amended) and even then will not be available unless applicable terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date:

EXHIBIT B

Notice of Nonstatutory Stock Option

and

Nonstatutory Stock Option Agreement

SCYNEXIS, INC.

NOTICE OF NONSTATUTORY STOCK OPTION

2009 STOCK OPTION PLAN

SCYNEXIS, Inc., a Delaware corporation (the “Company”) grants to the undersigned (the “Participant”) the following nonstatutory stock option to purchase shares (the “Shares”) of the common stock of the Company, par value $0.001 per share (the “Common Stock”) pursuant to the Company’s 2009 Stock Option Plan (the “Plan”):

Participant:	[Participant Name]

Total Number of Shares:	[Number of Shares]

Grant Date:	[Grant Date]

Exercise Price per Share:	$[Exercise Price]

Vesting Commencement Date:	[Vesting Date]

Vesting Schedule:	[Describe Vesting Schedule]

Final Exercise Date:

[Expiration Date]. This option may expire earlier pursuant to Section 3 of the Nonstatutory Stock Option Agreement if the Participant’s relationship with the Company is terminated, or pursuant to Section 6 of the Plan.

This nonstatutory stock option is granted under and governed by the terms and conditions of the Plan and the accompanying Nonstatutory Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this nonstatutory stock option, acknowledges receipt of a copy of the Plan and the Nonstatutory Stock Option Agreement, and agrees to the terms thereof.

[PARTICIPANT NAME]	SCYNEXIS, INC.

By:
(Signature)

Name:

Address:		Title:

Date:

20.

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

SCYNEXIS, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

Granted Under 2009 Stock Option Plan

1. Grant of Option.

This Nonstatutory Stock Option Agreement (the “Agreement”) evidences the grant by SCYNEXIS, Inc., a Delaware corporation (the “Company”), on the Grant Date to the Participant, a[n] [employee/officer/director/consultant/advisor] of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares of Common Stock at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Nonstatutory Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2. Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice.

In addition, this Option may vest and become exercisable on an accelerated basis as follows: upon a Change in Control (as defined in the Plan), any then unexercisable portion of this Option shall become immediately exercisable as of a date prior to the Change in Control, which date shall be determined by the Board of Directors of the Company (the “Board”). Notwithstanding the foregoing, this Option shall not so accelerate if and to the extent: (i) this Option is, in connection with a Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) this Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested portion of this Option at the time of such Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to this Option or (iii) the acceleration of this Option is subject to other limitations imposed by the Board at the time of the grant of this Option. The determination of option comparability under clause (i) above shall be made by the Board, and its determination shall be final, binding and conclusive. The exercise of any portion of this Option that was permissible solely by reason of this Paragraph 2(b) shall be conditioned upon the consummation of the Change in Control. The Board may further elect, in its sole discretion to provide that any portion of this Option which became exercisable solely by reason of this Paragraph 2(b) and which is not exercised as of the date of the Change in Control shall terminate effective as of the date of the Change in Control.

3. Exercise of Option.

(a) Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, an employee, officer, director, individual consultant or advisor (a “Service Provider”) to or of the Company or any subsidiary of the Company as defined in Section 424 (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate [Insert Exercise Period] after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an agreement with the Company that contains an applicable definition of “cause”, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform the Participant’s responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.

4. Restrictions on Transfer; Rights of First Refusal.

(a) Bylaws. The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, all restrictions on transfer and rights of first refusal described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

(b) Legend. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer and/or voting of the Company securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company, a copy of which is on file in, and may be examined at, the principal office of the Company.”

5. Agreement in Connection with Public Offering. The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 5.

6. Tax Matters.

(a) Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding or other taxes required by law to be withheld in respect of this Option.

(b) Code Section 409A. The Exercise Price is intended to be not less than the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

(c) Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

(d) Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

7. Entire Agreement; Governing Law. The Plan and the Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the State of North Carolina (without reference to conflict of law provisions), as to all other matters.

8. Amendment. Except as set forth in Section 6(b), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

9. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT,

THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

* * * * * * * * * *

Exhibit A

SCYNEXIS, INC.

NOTICE OF NONSTATUTORY STOCK OPTION EXERCISE

2009 STOCK OPTION PLAN

The undersigned (the “Participant”) has previously been awarded a nonstatutory stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of SCYNEXIS, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2009 Stock Option Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:

Name:	Grant Date:

Address:	Exercise Price Per Share:

$

Taxpayer ID #:	Total Shares Covered by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:

Aggregate Exercise Price:	$

Form of Payment (check all that apply):	Check for $ made payable to “SCYNEXIS, Inc.”

Cash in the amount of $

Please register the Shares in my name as follows:

(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

The Participant hereby represents and warrants to the Company that, as of the date hereof:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Nonstatutory Stock Option and related Nonstatutory Stock Option Agreement.

6. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

7. I acknowledge that the Shares remain subject to the Company’s right of first refusal in the Bylaws and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Nonstatutory Stock Option and related Nonstatutory Stock Option Agreement.

8. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months or one year (depending on whether the Company is subject to the reporting obligations of the Securities Exchange Act of 1934, as amended) and even then will not be available unless applicable terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date: